Guarantees and purchase obligations	12 Months Ended
Dec. 31, 2019
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Guarantees and purchase obligations
37.	Guarantees and purchase obligations
At 31 December 2019, outstanding purchase commitments with respect to property, plant and equipment, inventory, advertising and sponsorship amount to TL 819,508 (31 December 2018: TL 1,353,789). Payments for these commitments will be made within 4 years.
The Group is contingently liable in respect of letters of guarantee obtained from banks and given to public institutions and private entities, and financial guarantees provided to subsidiaries amounting to TL 4,842,015 at 31 December 2019 (31 December 2018: TL 6,530,374).